EXHIBIT 4.2


                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm as experts under the caption "Experts-Independent Auditors" and to the use of our report dated May 15, 2003, in Amendment No. 2 to the Registration Statement (File No. 333-103317) and related prospectus of Matrix Unit Trust, Series 5.


                                /s/ GRANT THORNTON LLP
                                ----------------------
                                GRANT THORNTON LLP

Chicago, Illinois
May 15, 2003